                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004
                                                  ------------------

                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Ohio                         1-13292                 31-1414921
-------------------------------  ------------------------    -------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
      incorporation)                                         Identification No.)


                  14111 Scottslawn Road, Marysville, Ohio 43041
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (937) 644-0011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

         Item 1.01. Entry into a Material Definitive Agreement

On September 16, 2004, The Scotts Company ("Company") entered into an Employment Agreement and Covenant Not to Compete ("Agreement") with Robert F. Bernstock, an Executive Vice President and President, North America, of the Company, effective as of October 1, 2004, relating to his employment with the Company. The Agreement has an initial term of three years commencing on October 1, 2004 and expiring on September 30, 2007, and supercedes the letter agreement entered into by the Company and Mr. Bernstock on April 23, 2003 setting forth his initial terms of employment. The term of the Agreement will automatically extend for one additional year unless, at least thirty days prior to the end of the initial term, either the Company or Mr. Bernstock gives to the other written notice that the term will not be extended for such one year period. The parties may renew the Agreement for additional periods on mutually agreeable terms.

Under the Agreement, Mr. Bernstock will (a) be paid a base annual salary of $540,000 with such increases as the Compensation and Organization Committee of the Company's Board of Directors and the Company's Board of Directors may approve in their discretion; (b) participate in The Scotts Company Executive/Management Incentive Plan with a Target Payment Percentage (as defined in that plan) of sixty-five percent; (c) receive a restricted stock grant of 25,000 common shares of the Company as of October 1, 2004, as to which any forfeiture restrictions will lapse on September 30, 2009 if Mr. Bernstock is then employed by the Company or on September 30, 2007 if Mr. Bernstock is then employed by the Company and is not then serving as Chief Operating Officer of the Company or a more senior position; (d) be eligible for additional grants and awards under The Scotts Company 2003 Stock Option and Incentive Equity Plan on a basis no less favorable to Mr. Bernstock than other senior management executives, commensurate with his position and title, targeted at the 50th percentile of peer companies for the chief operating officer position; (e) be entitled to participate in all of the Company's benefit programs for senior management executives; (f) receive paid vacation, paid holidays and sick leave in accordance with the Company's policies for senior executive officers; (g) receive an automobile allowance of at least $12,000 annually; (h) be permitted, and, in some circumstances members of his immediate family will be permitted, to receive use of one or more of the Company-owned or leased and Company operated aircraft in accordance with the Company's standard executive flight and travel policies; and (i) receive either $4,000 to be used in lieu of the provision of personal financial planning, or be provided with personal financial planning up to a cost or value of $4,000. In addition, if Mr. Bernstock attains the age of 55 while actively employed by the Company and completes at least six years of full-time continuous employment with the Company, the Company will extend active employee health care benefits required to be made available under COBRA until Mr. Bernstock reaches age 65 (or, in the event of his death, would have attained age 65) or becomes entitled to benefits under the federal "Medicare Part A" program, whichever occurs first (the "Extended Health Care Coverage"). During the period in which COBRA coverage is statutorily required under ERISA, Mr. Bernstock (or his spouse or dependents in the case of his death) will pay the COBRA premium then in effect for those who elect COBRA coverage under the Company's health plan. Thereafter, during the Extended Health Care Coverage period, Mr. Bernstock is to pay 150% of such COBRA premium in effect from time to time for those who elect COBRA coverage under the Company's health plan.

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If Mr. Bernstock separates from employment with the Company prior to April 24,
2005, for any reason, Mr. Bernstock must repay to the Company a pro-rated portion of the $300,000 sign-on bonus he received pursuant to his April 23, 2003 letter agreement with the Company. This pro-ration will be based on the non-expired portion of the 24-month period which commenced April 23, 2003. Any repayment must be paid by Mr. Bernstock in a single lump sum payable within 30 days of his separation from the Company.

If Mr. Bernstock resigns, absent a constructive termination, or is terminated for cause, Mr. Bernstock will (a) receive payment of his unpaid accrued base salary to the date of termination of employment, and (b) be entitled to any amounts provided under the terms of the Company's benefit plans and employment policies.

If Mr. Bernstock resigns following a constructive termination, or is discharged by the Company for any reason other than for cause (including by reason of the Company's refusal to offer Mr. Bernstock a renewal of the Agreement on then substantially comparable terms), Mr. Bernstock will receive (a) payment of his accrued unpaid base salary to the date of termination of employment, (b) payment of a lump sum amount equal to two times the sum of his annual base salary and incentive target bonus for such year, (c) payment of the amount of incentive he would have earned for such year pro-rated to the date of termination, (d) payment of amounts payable under the Company's benefit plans, perquisites and policies, (e) if the Extended Health Care Coverage provisions of the Agreement are not otherwise due to Mr. Bernstock, his spouse or dependents, medical coverage will be provided for a 24-month period following the date of termination at the same coverage level as is made available to active senior management employees of the Company, subject to the charges for such extended coverage described above in respect of Extended Health Care Coverage, and (f) if the Extended Health Care Coverage provisions of the Agreement are applicable, supplemental retirement income in an amount equal to one hundred fifty percent of the then effective annual COBRA coverage premium.

During any period that Mr. Bernstock fails to perform his duties under the Agreement as a result of incapacity due to physical or mental illness, Mr. Bernstock will continue to receive his full base salary, as well as other applicable employee benefits provided to other senior executives of the Company, less any amounts paid under the Company's long-term or short-term disability plans before termination of Mr. Bernstock's employment, until his employment is terminated. Mr. Bernstock's employment will be terminated if he dies, or if he becomes disabled and cannot perform his duties for a period of more than six months. In the event of the death of Mr. Bernstock, Mr. Bernstock's estate or designated beneficiary will receive Mr. Bernstock's accrued and unpaid base salary to date of death. Bonuses, benefits and perquisites and reimbursements will be payable in accordance with the terms of the governing plan documents or Company policies. Upon termination of Mr. Bernstock's employment due to his death or incapacity, Mr. Bernstock, or his estate or designated beneficiary in the event of his death, will also receive within thirty days of the date of death or disability termination, (a) a lump sum amount equal to two times the sum of Mr. Bernstock's annual base salary and incentive target bonus (in each case as in effect in the year of disability or death), (b) payment of the amount of incentive he would have earned for such year pro-rated to the date of termination, and (c) if the Extended Health Care Coverage provisions of the Agreement are applicable, supplemental retirement income in an amount equal to one hundred fifty percent of the then effective annual COBRA coverage premium.

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Also, in the event that Mr. Bernstock's employment is terminated by the Company for any reason other than cause, he resigns following a constructive termination, or his employment is terminated due to his death or incapacity, his stock-based awards and other stock-based compensation, if any, shall vest, become exercisable, or mature, as applicable; provided, that in the case of the restricted stock award pursuant to the Agreement and future stock-based compensation, Mr. Bernstock's termination of employment or resignation following constructive termination occurs on or after he attains age 55.

Under the Agreement, Mr. Bernstock has agreed to maintain the confidentiality of the Company's proprietary and confidential information, and to not engage in Prohibited Competitive Activities (as defined in the Agreement) for specified periods of time (ranging from 18 months to 36 months depending upon the specific activity) in the event that his employment is terminated due to the expiration of the Agreement, his resignation other than due to a constructive termination or by the Company without cause.

The Company and Mr. Bernstock entered into a First Amendment to Employment Agreement and Covenant Not to Compete, effective as of October 1, 2004 (the "First Amendment"), pursuant to which the Company will maintain during the term of the Agreement and for a period of 60 months thereafter directors and officers liability insurance covering Mr. Bernstock (or his estate, if he is deceased or incompetent), providing coverage at least as favorable as coverage under the Company's policy in effect at the time of execution of the Agreement. If Mr. Bernstock's employment is terminated by the Company for any reason other than cause or he resigns following a constructive termination, the 60 month period will remain in effect as though the Agreement had expired at the end of its regular term.

The Company and Mr. Bernstock entered into a Second Amendment to Employment Agreement and Covenant Not to Compete, effective as of October 1, 2004 (the "Second Amendment"), for the purpose of clarifying the provisions of the Agreement relating to personal use of Company aircraft.

The foregoing is a summary of key elements of the Agreement and the First and Second Amendments thereto. The complete Agreement, First Amendment and Second Amendment are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and should be reviewed for additional information.

On November 3, 2004, the Company and Mr. Bernstock entered into amendments to the award agreements (the "2003 SAR Award Agreements") evidencing the June 2, 2003 and November 19, 2003 grants of freestanding stock appreciation rights to Mr. Bernstock. These amendments served to make the terms of the 2003 SAR Award Agreements consistent with the terms of Mr. Bernstock's Employment Agreement and Covenant Not to Compete. These amendments are attached hereto as Exhibits 10.5 and 10.6 and should be reviewed for additional information.

A specimen form of Stock Option Agreement (as amended through October 23, 2001) for Non-Qualified Stock Options granted to employees under The Scotts Company 1996 Stock Option Plan, Netherlands specimen, is attached as Exhibit 10.7.

A specimen form of the 2003 Stock Option and Incentive Equity Plan Award Agreement for Nondirectors is attached as Exhibit 10.8.

A specimen form of the 2003 Stock Option and Incentive Equity Plan Award Agreement for Directors is attached as Exhibit 10.9.

         Item 1.02. Termination of a Material Definitive Agreement.

As discussed in Item 1.01 of this Current Report on Form 8-K, the Employment Agreement and Covenant Not to Compete entered into on September 16, 2004 by the Company and Robert F. Bernstock supercedes the letter agreement which had been entered into by them on April 23, 2003.


Section 9 - Financial Statements and Exhibits

         Item 9.01. Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired:

                           Not applicable.

                  (b)      Pro forma financial information:

                           Not applicable.

                  (c)      Exhibits:



Exhibit No.            Description
-----------            -------------------------------------------------------------------
10.1                   Employment Agreement and Covenant Not to Compete, effective as of
                       October 1, 2004, between The Scotts Company and Robert F. Bernstock

10.2                   First Amendment to Employment Agreement and Covenant Not to
                       Compete, effective as of October 1, 2004, between The Scotts
                       Company and Robert F. Bernstock

10.3                   Second Amendment to Employment Agreement and Covenant Not to
                       Compete, effective as of October 1, 2004, between The Scotts
                       Company and Robert F. Bernstock

10.4                   The Scotts Company 2003 Stock Option and Incentive Equity Plan
                       Award Agreement for Nondirectors, effective as of October 1, 2004, between The Scotts Company and Robert F. Bernstock, in respect of grant of 25,000 shares of restricted stock

10.5                   Amendment to The Scotts Company 2003 Stock Option and Incentive
                       Equity Plan Award Agreement for Nondirectors, effective as of
                       October 1, 2004, between The Scotts Company and Robert F.
                       Bernstock, in respect of June 2, 2003 award of freestanding stock appreciation rights

10.6                   Amendment to The Scotts Company 2003 Stock Option and Incentive
                       Equity Plan Award Agreement for Nondirectors, effective as of
                       October 1, 2004, between The Scotts Company and Robert F.
                       Bernstock, in respect of November 19, 2003 award of
                       freestanding stock appreciation rights

10.7                   Form of 1996 Stock Option Plan Award Agreement

10.8                   Form of 2003 Stock Option and Incentive Equity Plan Award Agreement
                       for Nondirectors

10.9                   Form of 2003 Stock Option and Incentive Equity Plan Award Agreement
                       for Directors


                  [Remainder of page intentionally left blank;
                          signature on following page.]

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE SCOTTS COMPANY


Dated:  November 19, 2004                    By:   /s/ Christopher L. Nagel
                                                 -------------------------------
                                             Printed Name: Christopher L. Nagel
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 19, 2004

                               The Scotts Company


Exhibit No.                   Description
-----------                   -------------------------------------------------------------------------------------
10.1                          Employment Agreement and Covenant Not to Compete, effective as of October 1, 2004, between The Scotts Company and Robert F. Bernstock

10.2                          First Amendment to Employment Agreement and Covenant Not to Compete, effective as of
                              October 1, 2004, between The Scotts Company and Robert F. Bernstock

10.3                          Second Amendment to Employment Agreement and Covenant Not to Compete, effective as of
                              October 1, 2004, between The Scotts Company and Robert F. Bernstock

10.4                          The Scotts Company 2003 Stock Option and Incentive Equity Plan Award Agreement for
                              Nondirectors, effective as of October 1, 2004, between The Scotts Company and Robert
                              F. Bernstock, in respect of grant of 25,000 shares of restricted stock

10.5                          Amendment to The Scotts Company 2003 Stock Option and Incentive Equity Plan Award Agreement for
                              Nondirectors, effective as of October 1, 2004, between The Scotts Company and Robert F.
                              Bernstock, in respect of June 2, 2003 award of freestanding stock appreciation rights

10.6                          Amendment to The Scotts Company 2003 Stock Option and Incentive Equity Plan Award Agreement for
                              Nondirectors, effective as of October 1, 2004, between The Scotts Company and Robert F.
                              Bernstock, in respect of November 19, 2003 award of freestanding stock appreciation rights

10.7                          Form of 1996 Stock Option Plan Award Agreement

10.8                          Form of 2003 Stock Option and Incentive Equity Plan Award Agreement
                              for Nondirectors

10.9                          Form of 2003 Stock Option and Incentive Equity Plan Award Agreement
                              for Directors
